UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006


                            VIRAGE LOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-31089
                            (Commission File Number)

             Delaware                                 77-0416232
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
          incorporation)


                              47100 Bayside Parkway
                            Fremont, California 94539
             (Address of principal executive offices, with zip code)

                                 (510) 360-8000
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2006, Virage Logic Corporation issued a press release announcing its financial results for the second quarter of fiscal 2006.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1. Press Release, dated May 3, 2006, entitled "Virage Logic Reports Second-Quarter Fiscal 2006 Results."

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VIRAGE LOGIC CORPORATION



Date:  May 3, 2006            By:      /s/ Jens Meyerhoff
                                 --------------------------------
                                   Mr. Jens Meyerhoff
                                   Chief Financial Officer

                                      -3-